SPDR
STATE STREET GLOBAL ADVISORS

Precise in a world that isn't.®

SSgA Active Trust Prospectus

January 20, 2015

(as supplemented February 3, 2015)

State Street Clarion Global Infrastructure & MLP Portfolio (SSIDX)

Precise in a world that isn't.[SM]

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Portfolio are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government, nor are shares deposits or obligations of any bank. Such shares in the Portfolio involve investment risks, including the loss of principal.

State Street Clarion Global Infrastructure & MLP Portfolio

INVESTMENT OBJECTIVE
The State Street Clarion Global Infrastructure & MLP Portfolio (the “Portfolio”) seeks to provide long-term total return.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio (“Shares”). The Portfolio’s shares are offered exclusively to investors that pay fees to SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), the Portfolio’s investment adviser, or its affiliates.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees (1)	0.30%
Distribution and Service (12b-1) Fees	N/A
Other Expenses (2)	0.00%
Total Annual Fund Operating Expenses	0.30%
Less Contractual Fee Waiver	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	0.00%
(1)	The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2016 or such time as the shares of the Portfolio cease to be the only investment security held by the State Street Clarion Global Infrastructure & MLP Fund series of State Street Institutional Investment Trust. The waiver may be terminated only by the Portfolio’s Board of Trustees.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$0	$66

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the performance predecessor to the Portfolio (the “predecessor fund”) had a portfolio turnover rate of 99.5%.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in infrastructure companies located anywhere in the world, including infrastructure companies organized as master limited partnerships (“MLPs”). The Portfolio considers a company to be an “infrastructure company” if CBRE Clarion Securities LLC (“CBRE Clarion” or the “Sub-Adviser”), the sub-adviser to the Portfolio, determines that the company derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, or operation of infrastructure assets.

Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports and seaports), utility assets (such as regulated power generation assets, contracted wind or solar power generation assets, electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities and other facilities used for gathering, processing or transporting hydrocarbon products) and communications assets (such as communications towers and satellites). Energy assets may be owned and operated by energy infrastructure MLPs. The Portfolio may invest in MLPs whose assets are used in exploring, developing, producing, generating, transporting (including marine), transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that operate terminals or provide energy-related equipment or services.

The Sub-Adviser utilizes a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocations with bottom-up individual stock selection. The Sub-Adviser first selects infrastructure sectors in certain geographic regions in which to invest, and determines the desired degree of representation of such sectors and regions, through a systematic evaluation of the regulatory environment and outlook, capital market trends, macroeconomic conditions, and the relative value of infrastructure sectors. The Sub-Adviser then uses an in-house valuation process to identify investments whose risk-adjusted returns it believes are compelling relative to their peers. The Sub-Adviser’s in-house valuation process examines several factors, including the company’s management and strategy, the stability and growth potential of cash flows and dividends, the location of the company’s assets, the regulatory environment in which the company operates and the company’s capital structure. The Sub-Adviser may sell a security if it believes that there has been a negative change in the fundamental factors surrounding the company, if it believes that region or sector weights should change to reflect a revised top-down view, or if more attractive alternatives exist.

While the Portfolio expects to invest primarily in common stocks (in addition to its MLP investments), the Portfolio may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Portfolio may hold a portion of its assets in high quality debt instruments, and in cash and cash instruments. The Portfolio may invest in companies and MLPs of any market capitalization. The Portfolio may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Portfolio’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”)).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by infrastructure companies and in MLP investments. The Portfolio will provide shareholders with at least 60 days’ prior notice of any material change in this 80% investment policy. The Portfolio is a non-diversified investment company.

The Portfolio will generally invest at least 40% of its assets in securities of issuers economically tied to countries other than the United States, which may include both developed and emerging markets countries, and will generally hold securities of issuers economically tied to at least three countries, which may include the United States.

The Portfolio intends to limit its investments in MLPs and related entities to the extent necessary to qualify as a regulated investment company (“RIC”) for tax purposes. Many MLPs and certain related entities are classified as “qualified publicly traded partnerships” (“QPTPs”) for tax purposes. In general, a RIC is not permitted to invest more than 25% of its total assets in QPTPs.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

As with all investments, there are certain risks of investing in the Portfolio, and you could lose money on an investment in the Portfolio. The Portfolio may not achieve its objective. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Currency Risk: Investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. The value of the Portfolio’s holdings may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio.

Debt Securities Risk: The value of the debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a reduction in income from debt securities income.

Emerging Markets Risk: Investment in emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Portfolio’s investments in issuers domiciled in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Portfolio. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Investing Risk: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Portfolio has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries. In addition, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of the Portfolio’s assets can decline.

IPO Risk: Securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired.

Infrastructure-Related Companies Risk: Because the Portfolio concentrates its investments in infrastructure-related securities, the Portfolio has greater exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other conditions or events and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Large Shareholder Risk: To the extent a large proportion of the shares of the Portfolio are highly concentrated or held by a small number of account holders (or a single account holder), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that those shareholders will purchase or redeem Portfolio shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Portfolio invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Portfolio because the Portfolio may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector. Furthermore, if the Portfolio’s principal investment strategies involve investing in municipal securities or high yield securities, the Portfolio’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for the Portfolio to value accurately than securities of public corporations.

Market Risk: The Portfolio’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Master Limited Partnership Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Mid-Capitalization Securities Risk: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Non-Diversification Risk: The Portfolio is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Portfolio’s performance may be disproportionately impacted by the performance of relatively few securities.

Portfolio Turnover Risk: The Portfolio may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the Portfolio.

Small-Capitalization Securities Risk: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

Stock Market Risk: Stock values could decline generally or could under-perform other investments.

Tax Risk: The Portfolio’s ability to invest in MLPs and related entities that are treated as QPTPs for federal income tax purposes is limited by the Portfolio’s intent to qualify as a RIC. In order to qualify as a RIC, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of QPTPs. The Portfolio intends to satisfy the requirements for qualification as a RIC and to limit its investments in QPTPs accordingly. To qualify as a RIC, the Portfolio must also derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Although income from QPTPs is generally qualifying income, if an entity intending to qualify as a QPTP fails to qualify as a QPTP, the income generated by the entity may not be qualifying income. There can be no guarantee that any entity intending to qualify as a QPTP will be successful in so qualifying. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP.

Unconstrained Sector Risk: The Portfolio may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from period to period. To the extent the Portfolio invests a substantial portion of its assets in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Portfolio’s investments. Additionally, the Portfolio’s performance may be more volatile when the Portfolio’s investments are less diversified across sectors.

U.S. Government Securities Risk: Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. government, and to the extent the Portfolio owns such securities, it must look to the agency or instrumentality issuing or guaranteeing the securities for repayment.

FUND PERFORMANCE

The performance shown in the bar chart and performance table below for all periods is the performance of the Portfolio’s performance predecessor. The Sub-Adviser has represented to the Portfolio that the predecessor fund was managed by the Sub-Adviser using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Portfolio. However, the predecessor fund was not a registered investment company and so it was not subject to the same investment and tax restrictions and requirements as the Portfolio. If it had been, the predecessor fund’s performance might have been lower. The performance information in the bar chart and table has not been adjusted to reflect the lower estimated fees and expenses of the Portfolio. The assets of the predecessor were contributed to the Portfolio on January 20, 2015. The performance information below represents historical returns of the Portfolio’s performance predecessor and is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter – March 31, 2013: 6.46%

Worst Quarter – June 30, 2013: 0.33%

Year-to-Date – September 30, 2014: 14.51%

AVERAGE ANNUAL TOTAL RETURNS for the periods ending December 31, 2013

	One Year	Since Inception (March 1, 2012)
Before Tax	20.18%	15.06%
Return After Taxes on Sale or Redemption of Fund Shares	11.42%	11.63%
MSCI All Country World IMI Index	23.55%	15.01%

Returns after taxes on distributions are not shown for periods prior to the Portfolio’s registration as a mutual fund because the Portfolio’s performance predecessor was not required to make distributions to its investors; the Portfolio expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER AND SUB-ADVISER

SSgA FM serves as the investment adviser to the Portfolio. CBRE Clarion serves as the investment sub-adviser to the Portfolio, subject to supervision by the Adviser and the Board of Trustees.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Portfolio are T. Ritson Ferguson and Jeremy Anagnos.

T. Ritson Ferguson is the Chief Executive Officer of the Sub-Adviser and leads the firm’s Management Committee. He has been employed with the Sub-Adviser and its predecessor firms since 1992 and has managed the Portfolio since its inception.

Jeremy Anagnos is a Managing Director of the Sub-Adviser. He joined the Sub-Adviser in 2011 and has managed the Portfolio since its inception.

PURCHASE AND SALE INFORMATION

Generally, Shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients that compensate the Adviser or its affiliates directly.

TAX INFORMATION

The Portfolio’s distributions are expected to be taxed as ordinary income, qualified dividend income, and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL STRATEGIES INFORMATION

General. The Board of Trustees of the Trust (the “Board”) may change the Portfolio’s investment objective, investment strategy and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the Statement of Additional Information (“SAI”).

PRINCIPAL STRATEGIES

The Portfolio invests in infrastructure companies located anywhere in the world, including infrastructure companies organized as master limited partnerships (“MLPs”). The Portfolio considers a company to be an “infrastructure company” if the Sub-Adviser determines that the company derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, or operation of infrastructure assets.

Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports and seaports), utility assets (such as regulated power generation assets, contracted wind or solar power generation assets, electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities and other facilities used for gathering, processing or transporting hydrocarbon products) and communications assets (such as communications towers and satellites). Energy assets may be owned and operated by energy infrastructure MLPs. The Portfolio may invest in MLPs whose assets are used in exploring, developing, producing, generating, transporting (including marine), transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that operate terminals or provide energy-related equipment or services.

The Sub-Adviser utilizes a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocations with bottom-up individual stock selection. The Sub-Adviser first selects infrastructure sectors in certain geographic regions in which to invest, and determines the desired degree of representation of such sectors and regions, through a systematic evaluation of the regulatory environment and outlook, capital market trends, macroeconomic conditions, and the relative value of infrastructure sectors. The Sub-Adviser then uses an in-house valuation process to identify investments whose risk-adjusted returns it believes are compelling relative to their peers. The Sub-Adviser’s in-house valuation process examines several factors, including the company’s management and strategy, the stability and growth potential of cash flows and dividends, the location of the company’s assets, the regulatory environment in which the company operates and the company’s capital structure. The Sub-Adviser may sell a security if it believes that there has been a negative change in the fundamental factors surrounding the company, if it believes that region or sector weights should change to reflect a revised top-down view, or if more attractive alternatives exist.

While the Portfolio expects to invest primarily in common stocks (in addition to its MLP investments), the Portfolio may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Portfolio may hold a portion of its assets in high quality debt instruments, and in cash and cash instruments. The Portfolio may invest in companies and MLPs of any market capitalization. The Portfolio may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by infrastructure companies and in MLP investments. The Portfolio will provide shareholders with at least 60 days’ prior notice of any material change in this 80% investment policy. The Portfolio is a non-diversified investment company.

The Portfolio will generally invest at least 40% of its assets in securities of issuers economically tied to countries other than the United States, which may include both developed and emerging markets countries, and will generally hold securities of issuers economically tied to at least three countries, which may include the United States. The Portfolio generally considers an issuer to be economically tied to one or more countries other than the United States if (i) the issuer is organized under the laws of a foreign country; (ii) the issuer’s securities are traded principally in a country other than the United States; or (iii) during the issuer’s most recent fiscal year it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside of the United States or it had at least 50% of its assets in countries other than the United States.

The Portfolio intends to limit its investments in MLPs and related entities to the extent necessary to qualify as a regulated investment company (“RIC”) for tax purposes. Many MLPs and certain related entities are classified as

“qualified publicly traded partnerships” (“QPTPs”) for tax purposes. In general, a RIC is not permitted to invest more than 25% of its total assets in QPTPs.

NON-PRINCIPAL STRATEGIES

Certain Other Investments. The Portfolio may invest in the following types of investments: money market instruments, such as repurchase agreements, money market funds (including money market funds managed by the Adviser); variable rate demand notes; and commercial paper.

Temporary Defensive Positions. In certain situations or market conditions, the Portfolio may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Portfolio’s investment objective and is in the best interest of the Portfolio. For example, the Portfolio may hold a higher than normal proportion of its assets in cash in times of extreme market stress.

Borrowing Money. The Portfolio may borrow money from a bank as permitted by the 1940 Act, or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Portfolio, but only for temporary or emergency purposes. The 1940 Act presently allows the Portfolio to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The Portfolio may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although there is no limit on the percentage of Portfolio assets that can be used in connection with reverse repurchase agreements, the Portfolio does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” along with additional risk information.

PRINCIPAL RISKS

Currency Risk: Investments in securities of foreign issuers may be denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Portfolio’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. The value of the Portfolio’s holdings may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio.

Debt Securities Risk: The values of debt securities may decrease as a result of many factors, including, by way of example, general market fluctuations, increases in interest rates; actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments; illiquidity in debt securities markets; and prepayments of principal, which often must be reinvested in obligations paying interest at lower rates. If interest rates rise, some securities may be subject to extension risk, the risk that the securities will be repaid more slowly than originally anticipated. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Credit Risk: Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Portfolio when they are due. As a result, the Portfolio’s income might be reduced, the value of the Portfolio’s investment might fall, and/or the Portfolio could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities, including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Extension Risk: Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest Rate Risk: Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to risk rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Energy MLP Sector Risk: Companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Equity Investing Risk: The market prices of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. The Portfolio may continue to accept new investments and to make additional investments in equity securities even under general market conditions that the Adviser or Sub-Adviser view as unfavorable for equity securities.

Foreign Issuer Risk: Securities of foreign issuers involve special risks and costs. Returns on investments in securities of foreign issuers could be more volatile than, or trail the returns on, investments in securities of U.S. issuers.

Foreign Securities Involve Special Risks and Costs: Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in securities of foreign issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Portfolio’s debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Political and Economic Risk: The Portfolio is subject to foreign political and economic risk not associated with investments in securities of U.S. issuers, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the Portfolio’s investments to experience gains or losses. The Portfolio also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Portfolio to buy and sell securities. These factors could result in a loss to the Portfolio by causing the Portfolio to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Portfolio assets to be uninvested for some period of time.

Foreign Securities: The Portfolio may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include American Depositary Receipts (“ADRs”) which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts (“GDRs”), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs trade on developed market exchanges, such as the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange (“NYSE”). Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Depositary Receipts Risk: Depositary Receipts May be “Sponsored or “Unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary Receipts may be Unregistered and Unlisted. The Portfolio’s investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments where applicable pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within the Portfolio’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio’s decision to sell these types of ADRs or GDRs and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell.

Emerging Markets Risk: Some foreign markets in which the Portfolio may invest are considered to be emerging markets. Investment in these emerging markets subjects the Portfolio to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Portfolio’s investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Portfolio’s shareholding being completely lost and cause the Portfolio to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

Inflation Risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of the Portfolio’s assets can decline.

Infrastructure-Related Companies Risk: Because the Portfolio concentrates its investments in infrastructure-related securities, the Portfolio has greater exposure to adverse economic, regulatory, political, legal, and other conditions or events, affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other conditions or events and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns.

IPO Risk: The Portfolio may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. IPOs may not be available to the Portfolio at all times, and the Portfolio may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on the Portfolio’s investment performance. The Portfolio’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Portfolio makes more-limited, or no investments in IPOs. The Portfolio may lose money on an investment in securities offered in an IPO. There can be no assurance that the Portfolio will have the opportunity to invest in IPOs that are made available to other clients of the Adviser or the Sub-Adviser, and each of the Adviser and Sub-Adviser reserves the right to allocate IPOs among its clients on any basis it considers appropriate.

Large Shareholder Risk: To the extent a large proportion of the shares of the Portfolio are highly concentrated or held by a small number of account holders (or a single account holder), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that those shareholders will purchase or redeem Portfolio shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Portfolio to conduct its investment program. For example, they could require the Portfolio to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders or the Portfolio may be required to sell its more liquid Portfolio investments to meet a large redemption, in which case the Portfolio’s remaining assets may be less liquid, more volatile, and more difficult to price. The Portfolio may also tend to hold a larger proportion of its assets in cash in anticipation of large redemptions, and thus, may hold large amounts in cash pending investment in securities, diluting shareholder returns.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Portfolio invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Portfolio because the Portfolio may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector. Furthermore, if the Portfolio’s principal investment strategies involve investing in municipal securities or high yield securities, the Portfolio’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for the Portfolio to value accurately than securities of public corporations.

Management Risk: The Portfolio is actively managed, and therefore the Portfolio is subject to the risk that the investments selected by the Sub-Adviser’s investment strategy may not produce the intended results and may cause the Portfolio to underperform relative to its benchmark or other funds with a similar investment objective.

Master Limited Partnership Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Portfolio to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Portfolio’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Market Risk: An investment in the Portfolio involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of securities could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Mid-Capitalization Securities Risk: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Non-Diversification Risk: The Portfolio is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Portfolio’s performance may be disproportionately impacted by the performance of relatively few securities.

Portfolio Turnover Risk: Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Portfolio, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing the Portfolio’s investment return, and the sale of securities by the Portfolio may result in the realization of taxable capital gains, including short-term capital gains.

Small-Capitalization Securities Risk: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

Tax Risk – Master Limited Partnerships and Related Investments: The Portfolio’s ability to invest in MLPs and related entities that are treated as QPTPs for federal income tax purposes is limited by the Portfolio’s intent to qualify as a RIC. In order to qualify as a RIC, the Portfolio generally may not invest more than 25% of the value of its total assets in securities of one or more QPTPs. The Portfolio intends to satisfy the requirements for qualification as a RIC and to limit its investments in QPTPs accordingly. In certain cases, the status of an investment as an investment in a QPTP is not clear. To qualify as a RIC, the Portfolio must also derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Although income from QPTPs is generally qualifying income, if an entity intending to qualify as a QPTP fails to qualify as a QPTP, the income generated by the entity may not be qualifying income. There can be no guarantee that any entity intending to qualify as a QPTP will be successful in so qualifying. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP.

Under certain circumstances, the Portfolio may be able to cure a failure to meet the RIC qualification tests, but in order to do so the Portfolio may incur significant Portfolio-level taxes, which would effectively reduce (and could eliminate) the Portfolio’s returns. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to shareholders.

Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs in a given year will generally reduce the Portfolio’s taxable income, but those deductions may be recaptured in the Portfolio’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Shares at the time the deductions were taken by the Portfolio, and even though those shareholders will not have corresponding economic gain on their Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Portfolio may need to liquidate investments, which may lead to additional recapture income.

Convertible Securities Risk: Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

Preferred Securities Risk: Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. In the event an issuer of preferred securities experiences economic difficulties, the issuer’s preferred securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. There is a chance that the issuer of a preferred security will default (fail to make scheduled dividend payments on the preferred security or scheduled interest payments on other obligations of the issuer not held by the Portfolio).

Rights or Warrants Risk: Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. The failure to exercise subscription rights to purchase common shares would result in the dilution of the Portfolio’s interest in the issuing company.

Restricted Securities Risk: Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

U.S. Government Securities Risk: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Portfolio may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of the Portfolio will be adversely impacted.

Unconstrained Sector Risk: The Portfolio may focus its investments in companies or issuers in a particular industry, market, or economic sector. When the Portfolio focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Portfolio than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Portfolio. Any such investment focus may also limit the liquidity of the Portfolio. In addition, investors may buy or sell substantial amounts of the Portfolio’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Portfolio focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Portfolio. Such extreme cash inflows or outflows might affect management of the Portfolio adversely. The Portfolio may establish or terminate a focus in an industry or sector at any time in SSgA FM’s discretion and without notice to investors.

NON-PRINCIPAL RISKS

Conflicts of Interest: The Portfolio may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. Investing in other investment companies managed by the Adviser or affiliates of the Adviser, including other mutual funds and exchange-traded funds involves potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in those vehicles, which fees may be higher than the fees the Adviser receives for managing the Portfolio. Investment by the Portfolio in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. The Adviser may have an incentive to delay selling or redeeming the Portfolio’s investment in an affiliated vehicle in order to minimize any adverse effect on that other vehicle. These and other factors may give the Adviser an economic or other incentive to make or retain an investment for the Portfolio in an affiliated investment vehicle in lieu of other investments that may also be appropriate for the Portfolio.

Derivatives: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Portfolio may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to credit risk because the Portfolio could lose money when a contracting party is unable to meet its contractual obligations in a timely manner or negative perceptions of a contracting party’s ability to meet its obligations cause the derivative to decline in value.

Counterparty Risk: The Portfolio’s ability to profit from certain types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty becomes insolvent or otherwise fails to perform its obligations, the Portfolio may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Leveraging Risk: The Portfolio may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. If the Portfolio is permitted to participate in securities lending transactions, then those transactions entered into by the Adviser on behalf of the Portfolio may also result in leverage. When the Portfolio engages in transactions that have a leveraging effect on the Portfolio’s investment portfolio, the value of the Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Portfolio’s underlying assets or creates investment risk with respect to a larger base of assets than the Portfolio would otherwise have.

Master/Feeder Structure Risk: The Adviser and Sub-Adviser also serve as investment adviser and sub-adviser to a Fund that invests substantially all of its assets in the Portfolio. Therefore, conflicts may arise as the Adviser and Sub-Adviser fulfill their respective fiduciary responsibilities to the Fund and the Portfolio.

Money Market Fund Investments: Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that the Portfolio could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

MANAGEMENT

Adviser. SSgA FM, serves as the investment adviser to the Portfolio, and, subject to the supervision of the Board, is responsible for the investment management of the Portfolio. The Adviser provides an investment management program for the Portfolio and manages the investment of the Portfolio’s assets. The Adviser and other affiliates of State Street Corporation make up

State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of December 31, 2013, the Adviser managed approximately $334.95 billion in assets and SSgA managed approximately $2.34 trillion in assets. The Adviser’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

The Portfolio’s shares are offered exclusively to other investors (including without limitation, registered investment companies, private investment pools, bank collective funds, and separate accounts) that pay fees to SSgA FM or its affiliates. The fees paid by those investment vehicles to SSgA FM (or its affiliates) vary depending on a number of factors, including by way of example, the services provided, the risks borne by SSgA FM (or its affiliates), fee rates paid by competitive investment vehicles, and in some cases direct negotiation with investors.

For the services provided to the Portfolio under the Investment Advisory Agreement, the Portfolio pays the Adviser monthly fees of 0.30% based on a percentage of the Portfolio’s average daily net assets as set forth in the Portfolio’s Prospectus. The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2016 or such time as the shares of the Portfolio cease to be the only investment security held by the State Street Clarion Global Infrastructure & MLP Fund series of State Street Institutional Investment Trust. The waiver may be terminated only by the Portfolio’s Board of Trustees. The Adviser pays all expenses of the Portfolio other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses. The Adviser has agreed to pay all costs associated with the organization of the Trust and the Portfolio.

Investment Sub-adviser. CBRE Clarion, serves as the investment sub-adviser to the Portfolio, and is responsible for providing the investment program for the Portfolio. The Sub-Adviser is located at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087. CBRE Clarion is a registered investment advisory firm and specializes in managing portfolios of real estate and infrastructure securities. As of June 30, 2014, the Sub-Adviser had approximately $25.4 billion of assets under management. The Sub-Adviser places all orders for purchases and sales of the Portfolio’s investments.

A summary of the factors considered by the Board of Trustees in connection with the initial approval of the investment advisory agreement for the Portfolio will be available in the Portfolio’s annual report or semi-annual report, as applicable, after the Portfolio commences operations.

SSgA FM, as the investment adviser for the Portfolio, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Portfolio. The sub-advisers are subject to oversight by the Adviser. The Adviser and SSgA Active Trust (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Portfolio without submitting the sub-advisory agreement to a vote of the Portfolio’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Portfolio due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Portfolio are:

T. Ritson Ferguson:

Mr. Ferguson is one of the three founding members of the Sub-Adviser. He serves as the Chief Executive Officer and leads the firm’s Management Committee. Mr. Ferguson is one of the firm’s Co-Chief Investment Officers, and coordinates the firm’s Global Infrastructure Allocation Committee. He has been employed with the Sub-Adviser and its predecessor firms since 1992.

Jeremy Anagnos:

Mr. Anagnos is a Managing Director of the Sub-Adviser. He is a Senior Portfolio Manager and a member of the firm’s Global Infrastructure Allocation Committee. Prior to joining the Sub-Adviser in 2011, Mr. Anagnos served as Co-Chief Investment Officer of CBRE Global Investors’ investment team responsible for managing global real estate securities portfolios. During his career, Mr. Anagnos has worked in various management and research positions in the real estate industry with LaSalle Investment Management and Deutsche Bank.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Portfolio is available in the SAI.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street Bank”), part of State Street Corporation, is the Administrator for the Portfolio, the Custodian for the Portfolio’s assets and serves as Transfer Agent to the Portfolio.

Distributor. State Street Global Markets, LLC (the “Distributor”), part of State Street Corporation, is the distributor of the Portfolio’s Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Shares.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Portfolio’s NAV is calculated on each day the New York Stock Exchange (the “NYSE”) is open for trading, at the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Portfolio. The Portfolio values each security pursuant to guidelines established by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust’s Board of Trustees, under certain circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Valuation Committee, that may affect the value of one or more securities held by the Portfolio occurs after the close of a related exchange but before the determination of the Portfolio’s NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price the Portfolio would have received had it sold the investment. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (i.e. mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing. Because foreign securities held by the Portfolio sometimes trade on days when the Portfolio is not priced, the value of the Portfolio’s portfolio may change on days when Portfolio interests cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.

Purchasing Shares. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). The price for Portfolio shares is the NAV per share. Orders received in good form (a purchase order is in good form if it meets the requirements implemented from time to time by the Portfolio or its

Transfer Agent, and for new accounts includes submission of a completed and signed application and all documentation necessary to open an account) will be priced at the NAV next calculated after the order is accepted by the Portfolio.

There is no minimal initial investment in the Portfolio and there is no minimum subsequent investment. The Portfolio reserves the right to cease accepting investments at any time or to reject any purchase order.

In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, residential/business address, date of birth (for individuals) and taxpayer identification number or other government identification number and other information that will allow us to identify you which will be used to verify your identity. The Trust may also request to review other identification documents such as driver license, passport or documents showing the existence of the business entity. If you do not provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase order for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

Redeeming Shares. An investor may redeem all or any portion of its investment at the NAV next determined after it submits a redemption request, in proper form, to the Portfolio. The Portfolio will pay the proceeds of the redemption either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the redemption, but in any event no more than seven days after the redemption. The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, as amended, if an emergency exists.

DISTRIBUTIONS

Dividends and Capital Gains. As a Portfolio shareholder, you are entitled to your share of the Portfolio’s income and net realized gains on its investments. The Portfolio pays out substantially all of its net earnings to its shareholders as “distributions.”

The Portfolio’s income may include dividends from stock investments, interest from debt securities, and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to shareholders as “income dividend distributions.” The Portfolio will generally realize short-term capital gains or losses whenever the Portfolio sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The Portfolio will generally realize long-term capital gains or losses whenever the Portfolio sells or exchanges assets held for more than one year. Net capital gains (the excess of the Portfolio’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed by the Portfolio to shareholders monthly, but may vary significantly from period to period.

Net capital gains for the Portfolio are distributed at least annually. Dividends may be declared and paid more frequently or at other times to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Dividends and capital gains distributions will be automatically reinvested in additional Shares of the Portfolio unless you instruct otherwise. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. In addition, the identities and quantities of the securities held by the Portfolio are disclosed on the Trust’s website.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Portfolio. Your investment in the Portfolio may have other tax implications. Investors, including non-U.S. investors, should consult the SAI for more complete disclosure.

The Portfolio will elect to be a RIC and intends to qualify each year to be treated as such. A RIC is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, the Portfolio’s failure to qualify as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Portfolio’s ability to invest in MLPs and related entities that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by its intent to qualify as a regulated investment company. In order to qualify as a RIC the Portfolio generally may not invest more than 25% of the value of its total assets in securities of one or more QPTPs. The Portfolio intends to satisfy the requirements for qualification as a RIC and to limit its investments in QPTPs accordingly.

Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs in a given year will generally reduce the Portfolio’s taxable income, but those deductions may be recaptured in the Portfolio’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Shares at the time the deductions were taken by the Portfolio, and even though those shareholders will not have corresponding economic gain on their Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Portfolio may need to liquidate investments, which may lead to additional recapture income. The Portfolio’s investments in MLPs and related entities treated as partnerships for U.S. federal income tax purposes potentially will result in distributions from the Portfolio being treated as return-of-capital distributions, which are not included in a shareholder’s income but which reduce the shareholder’s tax basis in his or her Shares and therefore increase gains or decrease losses on dispositions of those Shares. The Portfolio’s investments in MLPs or related entities treated as partnerships for U.S. federal income tax purposes may also cause it to recognize taxable income on its investments in excess of the cash generated thereby, and may therefore require the Portfolio to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC.

Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Portfolio. The income dividends and short-term capital gains distributions you receive from the Portfolio will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by the Portfolio as qualified dividend income are taxable to noncorporate shareholders at rates of up to 20%. Any distributions of the Portfolio’s net capital gains are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. Distributions in excess of the Portfolio’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and, in general, as capital gain thereafter.

In general, dividends may be reported by the Portfolio as qualified dividend income if are attributable to qualified dividend income received by the Portfolio, which in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Portfolio for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Shares of the Portfolio. Holding periods may be suspended for these purposes for stock that is hedged.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Portfolio Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If you lend your Portfolio Shares pursuant to securities lending arrangements you may lose the ability to treat Portfolio dividends (paid while the Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.

Distributions paid in January, but declared by the Portfolio in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Portfolio will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce the Portfolio’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Derivatives and Other Complex Securities. The Portfolio may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio and/or defer the Portfolio’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Portfolio. You should consult your personal tax advisor regarding the application of these rules.

Foreign Currency Transactions. The Portfolio’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Portfolio in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Portfolio at the close of its taxable year consist of certain foreign stocks or securities, the Portfolio may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Portfolio. If the Portfolio is eligible to and makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. If the Portfolio does not so elect, the Portfolio will be entitled to claim a deduction for certain foreign taxes incurred by the Portfolio.

Taxes on Share Redemptions. Any capital gain or loss realized upon a redemption of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the redemption of

Shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends paid (or treated as paid) with respect to such Shares.

Certain Tax Exempt Investors. The Portfolio, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in the Portfolio, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and recent IRS pronouncements addressing the treatment of such income in the hands of such investors.

Non-U.S. Investors. Ordinary income dividends paid by the Portfolio to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Gains on the sale of Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of the Portfolio’s Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Backup Withholding. The Portfolio will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Other Tax Issues. The Portfolio may be subject to tax in certain states where the Portfolio does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Portfolio and of Portfolio shareholders with respect to distributions by the Portfolio may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Portfolio. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Portfolio under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on March 30, 2011. If shareholders of the Portfolio are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

From time to time, the Portfolio may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Portfolio.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Portfolio. Ernst & Young, LLP serves as the independent registered public accounting firm and will audit the Portfolio’s financial statements annually.

FINANCIAL HIGHLIGHTS

The Portfolio had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

WHERE TO LEARN MORE ABOUT THE PORTFOLIO

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Portfolio’s Shares. The SAI is on file with the SEC and provides more information about the Portfolio. The SAI is incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Portfolio’s website at http://www.ssgafunds.com or by calling the following number:

Investor Information: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Portfolio in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Portfolio’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Portfolio. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Portfolio’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus.

SSIDXSTATPRO    The Trust’s Investment Company Act Number is  811-22542.